PAINEWEBBER AND MITCHELL
HUTCHINS/KIDDER, PEABODY
MUTUAL FUNDS

PAINEWEBBER OFFERS A FAMILY OF 29 MUTUAL FUNDS WHICH ENCOMPASS A DIVERSIFIED RANGE OF INVESTMENT GOALS. INVESTORS MAY EXCHANGE THEIR FUND SHARES WITH OTHER FUNDS WITHIN THE FAMILY.

INCOME FUNDS
o MH/KP ADJUSTABLE RATE GOVERNMENT FUND
o MH/KP GLOBAL FIXED INCOME FUND
o MH/KP GOVERNMENT INCOME FUND
o MH/KP INTERMEDIATE FIXED INCOME FUND
o PW GLOBAL INCOME FUND
o PW HIGH INCOME FUND
o PW INVESTMENT GRADE INCOME FUND
o PW SHORT-TERM U.S. GOVERNMENT INCOME FUND
o PW STRATEGIC INCOME FUND
o PW U.S. GOVERNMENT INCOME FUND

TAX-FREE INCOME FUNDS
o MH/KP MUNICIPAL BOND FUND
o PW CALIFORNIA TAX-FREE INCOME FUND
o PW MUNICIPAL HIGH INCOME FUND
o PW NATIONAL TAX-FREE INCOME FUND
o PW NEW YORK TAX-FREE INCOME FUND

GROWTH FUNDS
o MH/KP EMERGING MARKETS EQUITY FUND
o MH/KP SMALL CAP GROWTH FUND
o PW CAPITAL APPRECIATION FUND
o PW GLOBAL EQUITY FUND
o PW GROWTH FUND
o PW REGIONAL FINANCIAL GROWTH FUND
o PW SMALL CAP VALUE FUND

GROWTH AND INCOME FUNDS
o MH/KP ASSET ALLOCATION FUND
o MH/KP EQUITY INCOME FUND
o PW BALANCED FUND
o PW GROWTH AND INCOME FUND
o PW GLOBAL ENERGY FUND
o PW UTILITY INCOME FUND

PAINEWEBBER MONEY MARKET FUND
------------------
(COPYRIGHT)1995 PAINEWEBBER INCORPORATED

[LOGO]   PRINTED ON
         RECYCLED PAPER

             MITCHELL HUTCHINS/
             KIDDER, PEABODY

             SMALL CAP
             GROWTH FUND

             ANNUAL REPORT
             July 31, 1995

--------------------------------------------------------------------------------

                                                              September 15, 1995

Dear Shareholder,

     During the year ended July 31, 1995, the pace of U.S. economic growth was perceived to have slowed in response to the Federal Reserve Board's repeated increases in the benchmark Federal Funds rate, the rate banks charge each other for overnight borrowing. After seven short-term interest rate hikes between February 1994 and February 1995, the Federal Reserve Board raised the Federal Funds rate to 6.0%, and effectively doubled short-term interest rates in twelve months. On July 6, 1995, the Federal Reserve Board cut the benchmark Federal Funds rate by 0.25%. This decrease, the first in nearly three years, signals that the Federal Reserve Board believes that inflationary pressures have eased enough to accommodate an adjustment in monetary conditions from restrictive toward neutral.

ECONOMIC OVERVIEW

     News concerning the economy during the year ended July 31, 1995 was dominated by debate over whether inflation was likely to become a threat, discussions about the dismal performance of the dollar and details of efforts in Washington to implement a plan to balance the budget. Interest rates trended downward, as the perception that the Federal Reserve Board would win its battle with inflation and that the next policy action would be to lower short-term interest rates became widespread. The U.S. bond and stock markets rallied in the first half of 1995, and strength in corporate earnings pushed stock prices higher. Employment reports indicated a slowing economy, with consumer spending declining significantly from 1994 and consumer credit reports showing high ratios of installment debt to disposable income. Side effects of higher interest rates lingered, however. Markets for new and existing homes were sluggish until the close of the twelve-month period, despite historically attractive mortgage rates. Although the U.S. economy appears to have been flat in the second quarter, the second half of 1995 should show signs of further, albeit slower, growth. Despite some slowing in the pace of economic growth, corporate profits continued to exhibit strength.

PORTFOLIO REVIEW

     By any standard, the last six months were terrific! The large-cap oriented S&P 500 Index was up 21.1%--its best six-month showing since the first two quarters of 1991. The small-cap Russell 2000 Index was up 22.6%, with especially strong performance in the months of June and July. The indices' returns were equally impressive for the year ended July 31, 1995, with the S&P 500 Index up 26.2% and the Russell 2000 Index up 24.9%. The Fund's total return for the year ended July 31, 1995, without deducting sales charges, was 40.55% for Class A shares, 39.43% for Class B shares and 40.88% for Class C shares. The Fund's total return for this period, after deducting the maximum applicable sales charges, was 34.24% for Class A shares, 39.43% for Class B shares and 40.88% for Class C shares. The Fund's outperformance can be attributed to the success of the portfolio's technology sector (24% of net assets on July 31, 1995).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The drop in the U.S. dollar and the submerging of many 'emerging' markets created a renewed interest in domestic, large-cap equities during the first half of 1995, pushing the popular Dow Jones Industrial Average and S&P 500 indices to a long string of new highs. In contrast, small-caps struggled to keep up and it was not until late June that the Russell 2000 Index was able to finally eclipse its old high made on March 18, 1994. During the months of June and July, there was a leadership change away from large-cap issues to small-cap securities. For the two months, the Russell 2000 Index was up 11.3% versus a gain of 5.8% for the S&P 500 Index.

     The small cap rebound from the disappointing first half of 1994 has been very gratifying. Even more encouraging has been the broad-based performance over the past two months. While technology has clearly been the market leader, the engine of this performance has been earnings growth, wherever it has been found.

     Improving prospects for a capital gains tax cut, as well as the recent U.S. dollar recovery, have aided smaller cap stocks recently. While small cap companies do not directly benefit from a stronger dollar, small cap stocks generally do since the larger, more internationally sensitive domestic companies stand to lose sales and earnings momentum overseas. Therefore, some marginal investment funds may be diverted to those companies whose stocks do not face this prospect. The most interesting aspect of this diversion of funds is the leverage it provides to small company stocks. A great majority of the total capitalization of U.S. equity markets is accounted for by the 500 largest companies; so a small percentage of funds diverted to small stocks can have a multiple effect. In addition, the Fed's latest monetary easing reduced fear in the market (which can play short-term havoc with small stocks) and encouraged market participants to focus on earnings growth and relative fundamental valuations with more confidence.

     During the year ended July 31, 1995, technology continued to be the most heavily weighted sector in the portfolio. Recently, significant reductions were made to decrease weightings in individual stock names and industries in this sector. The technology companies in the portfolio have had remarkable earnings per share growth and, more importantly, we believe this growth should continue. We remain vigilant concerning our overweighting in this sector because of the outperformance seen so far this year. However, we are encouraged by the healthy skepticism that has accompanied this sector's stellar performance--while many investors have been lured by the attractive valuations in this sector, others are terrified of technology companies.

     We remain encouraged by the recent small-cap outperformance. Also, now that the U.S. dollar appears to have stopped declining against other major currencies, domestic small cap issues are competing on a level playing field. This has historically given small cap stocks a performance edge.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     We value you as a shareholder and as a client, and thank you for your continued support. We welcome any comments or questions you may have.

Sincerely,


/s/ Frank P.L. Minard                       /s/ Tom Barry

FRANK P.L. MINARD                           O. THOMAS BARRY, III
Chairman,                                   Senior Executive Vice President,
  Mitchell Hutchins Asset Management Inc.     George D. Bjurman & Associates
                                            Portfolio Manager,
                                              Mitchell Hutchins/Kidder, Peabody
                                              Small Cap Growth Fund

--------------------------------------------------------------------------------

MITCHELL HUTCHINS/KIDDER, PEABODY SMALL CAP GROWTH FUND

------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE FUND AND THE RUSSELL 2000 INDEX

     The following graph depicts the performance of the Mitchell Hutchins/Kidder, Peabody Small Cap Growth Fund versus the Russell 2000 Index. It is important to note that the Mitchell Hutchins/Kidder, Peabody Small Cap Growth Fund is a professionally managed mutual fund while the Russell 2000 Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.
------------------------------------------------------------------------------

                               [GRAPHS]

                            MH/KP Small Cap
                              Growth Fund          Russell
                       -------------------------    2000
                       Class A  Class B  Class C    Index
                       -------  -------  -------   -------
           1993:
            Nov. 4      $9,450  $10,000  $10,000   $10,000
            Nov. 30      9,117    9,542    9,550     9,674
            Dec. 31      9,602   10,042   10,058    10,005
           1994:
            Jan. 31      9,857   10,308   10,333    10,318
            Feb. 28      9,952   10,400   10,425    10,280
            March 31     9,014    9,408    9,450     9,739
            April 30     9,181    9,583    9,625     9,797
            May 31       8,520    8,883    8,933     9,687
            June 30      7,844    8,175    8,233     9,360
            July 31      7,788    8,117    8,175     9,514
            Aug. 31      8,743    9,100    9,175    10,044
            Sept. 30     8,799    9,150    9,233    10,010
            Oct. 31      9,125    9,483    9,575     9,970
            Nov. 30      8,560    8,892    8,983     9,567
            Dec. 31      8,592    8,917    9,025     9,823
           1995:
            Jan. 31      8,290    8,600    8,708     9,699
            Feb. 28      8,743    9,067    9,192    10,102
            March 31     9,053    9,383    9,517    10,276
            April 30     8,998    9,317    9,458    10,504
            May 31       9,093    9,408    9,558    10,684
            June 30      9,801   10,142   10,308    11,239
            July 31     10,951   11,317   11,517    11,886


Past performance is not predictive of future performance.

The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

MITCHELL HUTCHINS/KIDDER, PEABODY SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
Recent Performance Results (unaudited)
--------------------------------------------------------------------------------

                                                           TOTAL RETURN(1)
                                                    ---------------------------
                            NET ASSET VALUE           12 MONTHS       6 MONTHS
                      ----------------------------      ENDED           ENDED
                      07/31/95  01/31/95  07/31/94    07/31/95        07/31/95
                      --------  --------  --------    ---------       --------
Class A Shares         $13.76    $10.42     $9.79       40.55%          32.05%
Class B Shares          13.58     10.32      9.74       39.43           31.59
Class C Shares          13.82     10.45      9.81       40.88           32.25

PERFORMANCE SUMMARY CLASS A SHARES

                       NET ASSET VALUE     CAPITAL
                      -----------------     GAINS                       TOTAL
PERIOD COVERED        BEGINNING  ENDING  DISTRIBUTED   DIVIDENDS PAID  RETURN(1)
--------------        ---------  ------  -----------   --------------  ---------
11/04/93 - 12/31/93     $12.00   $12.07       --             --           0.58%
1994                     12.07    10.80       --             --         -10.52
01/01/95 - 07/31/95      10.80    13.76       --             --          27.41
                                                                       -------
                      CUMULATIVE TOTAL RETURN AS OF 07/31/95:            14.67%

PERFORMANCE SUMMARY CLASS B SHARES

                       NET ASSET VALUE     CAPITAL
                      -----------------     GAINS                       TOTAL
PERIOD COVERED        BEGINNING  ENDING  DISTRIBUTED   DIVIDENDS PAID  RETURN(1)
--------------        ---------  ------  -----------   --------------  ---------
11/04/93 - 12/31/93     $12.00   $12.05       --             --           0.42%
1994                     12.05    10.70       --             --         -11.20
01/01/95 - 07/31/95      10.70    13.58       --             --          26.92
                                                                       -------
                      CUMULATIVE TOTAL RETURN AS OF 07/31/95:            13.17%

PERFORMANCE SUMMARY CLASS C SHARES

                       NET ASSET VALUE     CAPITAL
                      -----------------     GAINS                       TOTAL
PERIOD COVERED        BEGINNING  ENDING  DISTRIBUTED   DIVIDENDS PAID  RETURN(1)
--------------        ---------  ------  -----------   --------------  ---------
11/04/93 - 12/31/93     $12.00   $12.07       --             --           0.58%
1994                     12.07    10.83       --             --         -10.27
01/01/95 - 07/31/95      10.83    13.82       --             --          27.61
                                                                       -------
                      CUMULATIVE TOTAL RETURN AS OF 07/31/95:            15.17%

AVERAGE ANNUAL RETURN

                                                  % RETURN AFTER
                        % RETURN WITHOUT             DEDUCTING
                          SALES CHARGE         MAXIMUM SALES CHARGE
                      --------------------     ---------------------
                             CLASS                     CLASS
                      --------------------     ---------------------
                        A*     B**   C***        A*     B**    C***
                      -----   -----  -----     -----   -----   -----
Twelve Months
  Ended 07/31/95      40.55%  39.43% 40.88%    34.24%  39.43%  40.88%
Commencement of
  Operations Through
  07/31/95+            8.25%   7.43%  8.53%     5.38%   7.43%   8.53%

--------------------------------------------------------------------------------
(1) Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the payable date, and do not include sales charges; results for Class A shares would be lower if sales charges were included.
  * Maximum sales charge for Class A shares is 4.50% of the public offering price. Class A shares bear ongoing 12b-1 service fees.
 ** Class B shares are sold without initial or contingent deferred sales charges, but bear ongoing 12b-1 distribution and service fees.
*** Class C shares are sold without an initial or contingent deferred sales charges and are available exclusively to a limited group of persons, including PaineWebber employees.
  + Commencement of operations was November 4, 1993 for Class A, Class B and
    Class C shares.
--------------------------------------------------------------------------------

MITCHELL HUTCHINS/KIDDER, PEABODY SMALL CAP GROWTH FUND

------------------------------------------------------------------------------
Portfolio of Investments
July 31, 1995
------------------------------------------------------------------------------

COMMON STOCKS--95.09%
------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------
BUSINESS MACHINES--12.54%
   20,000  Electronics For Imaging, Inc...........................  $ 1,280,000
   20,000  Fusion Systems Corp.*..................................      620,000
   50,000  Network Equipment Technologies, Inc.*..................    1,512,500
   40,000  Network General Corp.*.................................    1,360,000
   30,000  Optical Data Systems, Inc.*............................      937,500
   20,000  S3, Inc.*..............................................      805,000
                                                                    -----------
                                                                      6,515,000
                                                                    -----------
CHEMICALS--3.00%
   30,000  Airgas, Inc.*..........................................      840,000
   60,000  Tetra Technologies, Inc.*..............................      720,000
                                                                    -----------
                                                                      1,560,000
                                                                    -----------
CONSTRUCTION--0.75%
   25,000  Ply-Gem Industries.....................................      387,500
                                                                    -----------
CONTAINERS--2.88%
   30,000  ACX Technologies, Inc.*................................    1,496,250
                                                                    -----------
DOMESTIC PETROLEUM--1.23%
   50,000  Benton Oil & Gas Co.*..................................      637,500
                                                                    -----------
DRUGS, MEDICINE--2.08%
   30,000  Watson Pharmaceuticals, Inc.*..........................    1,080,000
                                                                    -----------
ELECTRONICS--10.86%
   18,300  Altera Corp.*..........................................    1,023,656
   10,000  Coherent Communications Systems Corp...................      200,000
   10,000  Credence Systems Corp.*................................      350,000
   10,000  Input/Output, Inc.*....................................      417,500
   30,000  Lo-Jack Corp.*.........................................      356,250
   30,000  Microtest, Inc.*.......................................      674,532
   48,000  Tencor Instruments.....................................    2,112,000
   15,000  Trimble Navigation, Ltd.*..............................      510,000
                                                                    -----------
                                                                      5,643,938
                                                                    -----------

HEALTH (NON-DRUG)--6.96%
   40,000  Conmed Corp.*..........................................    1,220,000
   10,000  Genesis Health Ventures, Inc.*.........................      300,000
   60,000  Horizon Healthcare Corp.*..............................    1,357,500
   10,000  Lincare Holdings, Inc.*................................      347,500
   20,000  Mid Atlantic Medical Services*.........................      392,500
                                                                    -----------
                                                                      3,617,500
                                                                    -----------
LEISURE, LUXURY--3.84%
   50,000  Cobra Golf Inc.*.......................................    1,568,750
   15,000  First Team Sports*.....................................      428,438
                                                                    -----------
                                                                      1,997,188
                                                                    -----------
MEDIA--1.47%
   34,000  Microdyne Corp.*.......................................      765,000
                                                                    -----------
MISCELLANEOUS FINANCE--2.53%
   70,000  Olympic Financial, Ltd.*...............................    1,312,500
                                                                    -----------

MITCHELL HUTCHINS/KIDDER, PEABODY SMALL CAP GROWTH FUND

------------------------------------------------------------------------------
------------------------------------------------------------------------------

COMMON STOCKS--(concluded)
------------------------------------------------------------------------------
NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------
MOTOR VEHICLES--2.24%
   35,000  Automotive Industries*.................................  $ 1,161,563
                                                                    -----------
PAPER--3.18%
   50,000  Chesapeake Corp........................................    1,650,000
                                                                    -----------
PHOTO-OPTICALS--1.43%
   20,000  Ultratech Stepper, Inc.*...............................      745,000
                                                                    -----------
POLLUTION CONTROL--1.39%
   40,000  New Park Resources*....................................      720,000
                                                                    -----------
PRODUCER GOODS--21.48%
   35,000  Agco Corp..............................................    1,863,750
   15,000  Cidco, Inc.*...........................................      502,500
   15,000  Electroglas, Inc.*.....................................    1,087,500
   20,000  FSI International, Inc.*...............................      575,000
   35,000  JLG Industries, Inc....................................    1,268,750
    6,500  Kulizke & Soffa Industries, Inc........................      266,500
   28,000  Lam Research Corp.*....................................    1,911,000

   23,000  Novellus Systems, Inc.*................................    1,834,250
   15,000  Pairgain Technologie, Inc.*............................      397,500
   10,000  U.S. Robotics, Inc.*...................................    1,455,000
                                                                    -----------
                                                                     11,161,750
                                                                    -----------
PUBLISHING--1.24%
   20,400  Reynolds & Reynolds....................................      645,150
                                                                    -----------
RETAIL (ALL OTHER)--5.21%
   25,000  Health Management Associates, Inc., Class A*...........      803,125
   10,000  Micro Warehouse, Inc.*.................................      487,500
   35,000  Sunglass Hut International, Inc.*......................    1,417,500
                                                                    -----------
                                                                      2,708,125
                                                                    -----------
SERVICES--8.14%
   30,000  CDI Corp.*.............................................      615,000
   15,000  Filenet Corp.*.........................................      658,125
   10,000  Macromedia, Inc.*......................................      477,500
    6,000  Medic Computer Systems, Inc.*..........................      267,000
   26,000  Mercury Interactive Corp.*.............................      650,000
   15,000  Paychex, Inc...........................................      558,750
   30,000  Robert Half International*.............................      828,750
   10,000  Santa Cruz Operation, Inc.*............................       66,250
    7,500  TCSI Corp.*............................................      110,625
                                                                    -----------
                                                                      4,232,000
                                                                    -----------
IRON & STEEL--1.49%
   35,000  J & L Specialty Steel, Inc.............................      774,375
                                                                    -----------
TRUCKING, FREIGHT--1.15%
   20,000  Landstar System, Inc.*.................................      600,000
                                                                    -----------
Total Common Stocks (cost-$34,765,717)............................   49,410,339
                                                                    -----------

MITCHELL HUTCHINS/KIDDER, PEABODY SMALL CAP GROWTH FUND

------------------------------------------------------------------------------
------------------------------------------------------------------------------

SHORT-TERM DEBT SECURITIES--3.83%
------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                         MATURITY  INTEREST
  (000)                                          DATES     RATES       VALUE
---------                                       --------  -------   -----------
$  2,000   U.S. Treasury Bills
           (cost-$1,988,890)..................  09/07/95   5.405%   $ 1,988,890
                                                                    -----------
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT--2.92%
-------------------------------------------------------------------------------
   1,515   Repurchase Agreement dated 07/31/95
           with Daiwa Securities, Inc.,
           collateralized by $970,000 U.S.
           Treasury Bonds, 13.25% due
           05/15/14; proceeds: $1,515,244
           (cost-$1,515,000)..................  08/01/95   5.800      1,515,000
                                                                    -----------
TOTAL INVESTMENTS
(cost-$38,269,607)-101.84%....................                       52,914,229
Liabilities in excess of other
assets-(1.84%)................................                         (952,901)
                                                                    -----------
NET ASSETS-100.00%............................                      $51,961,328
                                                                    -----------
                                                                    -----------

------------
* Non-income producing security

                See accompanying notes to financial statements

MITCHELL HUTCHINS/KIDDER, PEABODY SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
July 31, 1995
--------------------------------------------------------------------------------

ASSETS
    Investments, at value (cost-$38,269,607).....................   $52,914,229
    Cash.........................................................       287,524
    Receivable for investments sold..............................       794,735
    Receivable for shares of beneficial interest purchased.......        27,333
    Dividends and interest receivable............................        12,400
    Deferred organizational expenses.............................       131,510
    Other assets.................................................         4,001
                                                                    -----------
        Total assets.............................................    54,171,732
                                                                    -----------
LIABILITIES
    Payable for investments purchased............................     1,788,129
    Payables for shares of beneficial interest repurchased.......       281,087
    Payable to affiliate.........................................        59,542
    Accrued expenses and other liabilities.......................        81,646
                                                                    -----------
        Total liabilities........................................     2,210,404
                                                                    -----------
NET ASSETS
    Beneficial interest shares of $0.001 par value outstanding
     (unlimited amount authorized)...............................    45,067,859
    Accumulated net realized losses from investments.............    (7,751,153)
    Net unrealized appreciation on investments...................    14,644,622
                                                                    -----------
        Net assets...............................................   $51,961,328
                                                                    -----------
                                                                    -----------

CLASS A:
    Net assets...................................................   $30,927,411
                                                                    -----------
    Shares outstanding...........................................     2,248,348
                                                                    -----------
    Net asset and redemption value per share.....................        $13.76
                                                                    -----------
                                                                    -----------
    Maximum offering price per share (net asset value plus sales
     charge of 4.50% of offering price)..........................        $14.41
                                                                    -----------
                                                                    -----------
CLASS B:
    Net assets...................................................   $15,139,345
                                                                    -----------
    Shares outstanding...........................................     1,115,071
                                                                    -----------
    Net asset value, offering price and redemption value per
     share.......................................................        $13.58
                                                                    -----------
                                                                    -----------
CLASS C:
    Net assets...................................................   $ 5,894,572
                                                                    -----------
    Shares outstanding...........................................       426,688
                                                                    -----------
    Net asset value, offering price and redemption value per
     share.......................................................        $13.82
                                                                    -----------
                                                                    -----------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS/KIDDER, PEABODY SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended July 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends.....................................................   $   146,235
   Interest......................................................       100,957
                                                                    -----------
                                                                        247,192
                                                                    -----------
EXPENSES:
   Investment advisory and administration........................       474,177
   Service fees--Class A.........................................        76,456
   Service and distribution fees--Class B........................       149,419
   Reports and notices to shareholders...........................        71,199
   Transfer agency...............................................        65,926
   Custody and accounting........................................        47,667
   Amortization of organization expenses.........................        45,635
   Legal and audit...............................................        44,014
   Trustees' fees................................................        10,250
   Other expenses................................................         1,625
                                                                    -----------
                                                                        986,368
                                                                    -----------
NET INVESTMENT LOSS..............................................      (739,176)
                                                                    -----------
REALIZED AND UNREALIZED GAINS FROM INVESTMENT TRANSACTIONS:
   Net realized gains from investment transactions...............     1,808,936
   Net change in unrealized appreciation/depreciation of
     investments.................................................    16,130,447
                                                                    -----------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT TRANSACTIONS...    17,939,383
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............   $17,200,207
                                                                    -----------
                                                                    -----------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS/KIDDER, PEABODY SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                FOR THE        FOR THE PERIOD
                                              YEAR ENDED      NOVEMBER 4, 1993+
                                             JULY 31, 1995    TO JULY 31, 1994
                                             -------------    -----------------
FROM OPERATIONS:
    Net investment loss...................    $  (739,176)       $  (535,554)
    Net realized gains (losses) from
      investment transactions.............      1,808,936         (9,560,089)
    Net change in unrealized
      appreciation/depreciation of
      investments.........................     16,130,447         (1,485,825)
                                             ------------     --------------
    Net increase (decrease) in net assets
      resulting from operations...........     17,200,207        (11,581,468)
                                             ------------     --------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from the sale of
      shares..............................      8,922,103         76,970,630
    Cost of shares repurchased............    (24,675,338)       (14,974,814)
                                             ------------     --------------
    Net increase (decrease) in net assets
      derived from
      beneficial interest transactions....    (15,753,235)        61,995,816
                                             ------------     --------------
    Net increase in net assets............      1,446,972         50,414,348

NET ASSETS:
    Beginning of period...................     50,514,356            100,008
                                             ------------     --------------
    End of period.........................    $51,961,328        $50,514,356
                                             ------------     --------------
                                             ------------     --------------

------------------
+ Commencement of operations.

                 See accompanying notes to financial statements

MITCHELL HUTCHINS/KIDDER, PEABODY SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Mitchell Hutchins/Kidder, Peabody Small Cap Growth Fund (formerly Kidder, Peabody Small Cap Equity Fund) (the 'Fund') is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

     Organizational Matters--The Fund offers three classes of shares: Class A, Class B and Class C shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structure and ongoing service and distribution charges. All classes of shares have equal rights as to voting privileges, except that each class has exclusive voting rights with respect to its distribution plan.

     Valuation of Investments--Securities which are listed on U.S. stock exchanges are valued at the last sale prices on the day the securities are valued or, lacking any sales on such day, at the current quoted bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by Mitchell Hutchins as the primary market. Securities traded in the over-the-counter ('OTC') market and listed on the National Association of Securities Dealers Automated Quotation System ('NASDAQ') are valued at the last trade price on NASDAQ prior to the time of valuation; other OTC securities are valued at the last bid price available in the OTC market prior to the time of valuation. The amortized cost method of valuation is used to value short-term debt instruments with sixty days or less remaining to maturity. Securities and assets for which market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

     Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated using the identified cost method. Dividend income is recorded as of the ex-dividend date. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

     Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

     Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in

MITCHELL HUTCHINS/KIDDER, PEABODY SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
Notes to Financial Statements  (continued)
--------------------------------------------------------------------------------
the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

     Federal Tax Status--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

     At July 31, 1995, the Fund had a net capital loss carryforward of $7,751,153. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, which will expire by July 31, 2003.

     Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net capital gains, if any, will be distributed at least annually, but the Fund may make more frequent distributions of such gains, if necessary, to avoid income or excise taxes. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. As of July 31, 1995, the effect of such differences totalled $1,274,730. Dividends and distributions that exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

CONCENTRATION OF RISK

     Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and therefore may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

     The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country or region.

MITCHELL HUTCHINS/KIDDER, PEABODY SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
Notes to Financial Statements  (continued)
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR

     The Fund's investment adviser and administrator receives compensation from the Fund accrued daily and paid monthly at an annual rate of 1.00% of the Fund's average daily net assets on assets up to but not including $25 million and 0.90% thereafter.

     At a special meeting of shareholders held on April 13, 1995, Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins') was appointed as investment adviser and administrator of the Fund. The Fund pays the same fee for investment advisory and administration services to Mitchell Hutchins as previously paid to Kidder Peabody Asset Management, Inc. ('KPAM'), as described in the Fund's prospectus. Mitchell Hutchins continues to manage the Fund in accordance with the Fund's investment objective, policies and restrictions as stated in the prospectus.

     Investment advisory functions for the Fund were previously transferred from KPAM to Mitchell Hutchins on an interim basis as a result of an asset purchase transaction by and among Kidder, Peabody Group Inc., its parent, General Electric Company, and PaineWebber Group Inc. That interim period began on February 13, 1995 and ended on April 13, 1995.

     Mitchell Hutchins has entered into a separate Sub-Advisory Agreement with George D. Bjurman & Associates (the 'Sub-Adviser'). In accordance with the Sub-Advisory Agreement, Mitchell Hutchins (not the Fund) pays the Sub-Adviser a fee, accrued daily and paid monthly, at the annual rate of 0.50% of the Fund's average daily net assets up to but not including $25 million and 0.40% thereafter.

     In compliance with applicable state securities laws, Mitchell Hutchins will reimburse the Fund if and to the extent that the aggregate operating expenses in any fiscal year, exclusive of taxes, interest, brokerage fees, distribution fees and extraordinary expenses, exceed limitations imposed by various state regulations. Currently, the most restrictive limitation applicable to the Fund is 2.5% of the first $30 million of average daily net assets, 2.0% of the next

$70 million and 1.5% of any excess over $100 million. For the year ended July 31, 1995, no reimbursements were required pursuant to the above limitation.

DISTRIBUTION PLAN

     Effective February 13, 1995, Mitchell Hutchins serves as the exclusive distributor of the Fund's shares. Under separate plans of distribution, Class A shares are sold subject to a front-end sales load and bear a service fee of 0.25% per annum of average daily class net assets. Class B shares are sold at net asset value without a sales load and bear a distribution fee of 0.75% per annum and a service fee of 0.25% per annum of average daily class net assets.

     For the period August 1, 1994 to February 13, 1995 Kidder, Peabody & Co. Incorporated ('Kidder, Peabody'), the Fund's predecessor distributor, earned $128,274 in distribution and service fees. For the period from February 13, 1995 to July 31, 1995, Mitchell Hutchins earned $97,601 in such fees. At July 31, 1995, $18,331 was payable to PaineWebber for these services. Mitchell Hutchins also receives the proceeds of any front-end sales load with respect to the purchase of Class A shares. For the year ended July 31, 1995, Kidder, Peabody and Mitchell Hutchins earned approximately $108,000 and $88,700, respectively, in initial sales charges on the sale of Class A shares.

MITCHELL HUTCHINS/KIDDER, PEABODY SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at July 31, 1995 was substantially the same as the cost of securities for financial statement purposes.

     At July 31, 1995, the components of the net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value over
  cost)..........................................................   $15,175,172
Gross depreciation (investments having an excess of cost over
  value).........................................................      (530,550)
                                                                    -----------
Net unrealized appreciation of investments.......................   $14,644,622
                                                                    -----------
                                                                    -----------

     For the year ended July 31, 1995, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $49,905,521 and $64,820,185, respectively.

SHARES OF BENEFICIAL INTEREST


     There is an unlimited amount of $0.001 par value of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                   CLASS A                    CLASS B
                          -------------------------   -----------------------
                            SHARES        AMOUNT       SHARES       AMOUNT
                          ----------   ------------   ---------   -----------
FOR THE YEAR ENDED
  JULY 31, 1995:
  Shares sold...........     451,278   $  4,916,120     188,783   $ 2,035,542
  Shares repurchased....  (1,219,110)   (13,681,733)   (630,850)   (7,066,893)
                          ----------   ------------   ---------   -----------
Net decrease............    (767,832)  $ (8,765,613)   (442,067)  $(5,031,351)
                          ----------   ------------   ---------   -----------
                          ----------   ------------   ---------   -----------
FOR THE PERIOD ENDED
  JULY 31, 1994+:
  Shares sold...........   4,047,875   $ 47,927,657   1,732,431   $20,617,806
  Shares repurchased....  (1,034,473)   (11,629,093)   (178,071)   (1,954,410)
                          ----------   ------------   ---------   -----------
Net increase............   3,013,402   $ 36,298,564   1,554,360   $18,663,396
                          ----------   ------------   ---------   -----------
                          ----------   ------------   ---------   -----------

                                  CLASS C
                           ----------------------
                            SHARES      AMOUNT
                           --------   -----------
FOR THE YEAR ENDED
  JULY 31, 1995:
  Shares sold...........    181,812   $ 1,970,441
  Shares repurchased....   (349,337)   (3,926,712)
                           --------   -----------
Net decrease............   (167,525)  $(1,956,271)
                           --------   -----------
                           --------   -----------
FOR THE PERIOD ENDED
  JULY 31, 1994+:
  Shares sold...........    716,681   $ 8,425,167
  Shares repurchased....   (125,246)   (1,391,311)
                           --------   -----------
Net increase............    591,435   $ 7,033,856
                           --------   -----------
                           --------   -----------

------------------
+ For the period November 4, 1993 (commencement of operations) to July 31, 1994.

MITCHELL HUTCHINS/KIDDER, PEABODY SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                         CLASS A                CLASS B
                                   -------------------    -------------------
                                   FOR THE    FOR THE     FOR THE    FOR THE
                                     YEAR      PERIOD       YEAR      PERIOD
                                    ENDED      ENDED       ENDED      ENDED
                                   JULY 31,   JULY 31,    JULY 31,   JULY 31,
                                    1995**     1994+       1995**     1994+
                                   --------   --------    --------   --------
Net asset value, beginning of
  period.........................    $ 9.79     $12.00      $ 9.74     $12.00
                                   --------   --------    --------   --------
Income (loss) from investment
  operations:
Net investment loss..............     (0.20)     (0.10)      (0.28)     (0.13)
Net realized and unrealized gains
  (losses) from investment
  transactions...................      4.17      (2.11)       4.12      (2.13)
                                   --------   --------    --------   --------
Total increase (decrease) from
  investment operations..........      3.97      (2.21)       3.84      (2.26)
                                   --------   --------    --------   --------
Net asset value, end of period...    $13.76     $ 9.79      $13.58     $ 9.74
                                   --------   --------    --------   --------
                                   --------   --------    --------   --------
Total investment return (1)......     40.55%    (18.42)%     39.43%    (18.83)%
                                   --------   --------    --------   --------
                                   --------   --------    --------   --------
Ratios/Supplemental data:
  Net assets, end of period
    (000's)......................  $ 30,927   $ 29,528    $ 15,139   $ 15,159
  Ratios of expenses to average
    net assets...................      1.72%      1.68%*      2.48%      2.43%*
  Ratios of net investment loss
    to average
    net assets...................     (1.24)%    (1.06)%*    (2.00)%    (1.80)%*
  Portfolio turnover rate........       101%        56%        101%        56%

                                         CLASS C
                                   -------------------
                                   FOR THE    FOR THE
                                     YEAR      PERIOD
                                    ENDED      ENDED
                                   JULY 31,   JULY 31,
                                    1995**     1994+
                                   --------   --------
Net asset value, beginning of
  period.........................   $ 9.81    $ 12.00
                                   -------    -------
Income (loss) from investment
  operations:
Net investment loss..............    (0.28)     (0.06)
Net realized and unrealized gains
  (losses) from investment
  transactions...................     4.29      (2.13)
                                   -------    -------
Total increase (decrease) from
  investment operations..........     4.01      (2.19)
                                   -------    -------
Net asset value, end of period...  $ 13.82     $ 9.81
                                   -------    -------
                                   -------    -------
Total investment return (1)......    40.88 %   (18.25)%
                                   -------    -------
                                   -------    -------
Ratios/Supplemental data:
  Net assets, end of period
    (000's)......................  $ 5,895    $ 5,827
  Ratios of expenses to average
    net assets...................     1.48%      1.43%*
  Ratios of net investment loss
    to average net assets........    (0.99)%    (0.81)%*
  Portfolio turnover rate........      101%        56%

------------------
  * Annualized.
 ** On February 13, 1995, Mitchell Hutchins became investment adviser to the
    Fund.
  + For the period November 4, 1993 (commencement of operations) to July 31,
    1994.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results of Class A shares would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.

MITCHELL HUTCHINS/KIDDER, PEABODY SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of
Mitchell Hutchins/Kidder, Peabody Small Cap Growth Fund

     We have audited the accompanying statement of assets and liabilities of Mitchell Hutchins/Kidder, Peabody Small Cap Growth Fund, including the portfolio of investments, as of July 31, 1995, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights for the period ended July 31, 1994 were audited by other auditors whose report dated September 9, 1994 expressed an unqualified opinion on that statement and financial highlights.

     We have conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the 1995 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mitchell Hutchins/Kidder, Peabody Small Cap Growth Fund at July 31, 1995, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

                                                     ERNST & YOUNG LLP

New York, New York
September 21, 1995

MITCHELL HUTCHINS/KIDDER, PEABODY SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
Tax Information
--------------------------------------------------------------------------------

     We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (July 31, 1995) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that no distributions were paid during the fiscal year.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar 1995. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1996. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

MITCHELL HUTCHINS/KIDDER, PEABODY SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
Shareholder Information
--------------------------------------------------------------------------------

     A special meeting of shareholders of Mitchell Hutchins/Kidder, Peabody Small Cap Growth Fund (the 'Fund'), a series of Mitchell Hutchins/Kidder, Peabody Investment Trust III, was held on April 13, 1995. At the meeting David
J. Beaubien, William W. Hewitt, Jr., Thomas R. Jordan, Frank P.L. Minard and Carl W. Schafer were elected as trustees to serve without limit in time, subject to resignation, retirement or removal. In addition, the selection of Deloitte & Touche LLP as the Fund's independent accountants was ratified.

     The votes were as follows:

                                    All Shares Voting as a Single Class
                               ---------------------------------------------
                               Shares Voted For    Shares Withhold Authority
                               ----------------    -------------------------
David J. Beaubien...........       2,371,414                131,900
William W. Hewitt, Jr. .....       2,371,414                131,900
Thomas R. Jordan............       2,371,414                131,900
Frank P.L. Minard...........       2,371,414                131,900
Carl W. Schafer.............       2,371,414                131,900

                                     All Shares Voting as a Single Class
                               ------------------------------------------------
                                Shares         Shares              Shares
                               Voted For    Voted Against    Withhold Authority
                               ---------    -------------    ------------------
Ratification of the
  selection of Deloitte &
  Touche LLP................   2,360,820        21,634             120,860

     (Note: On July 20, 1995, the Board of Trustees appointed Ernst & Young LLP as the Fund's independent auditors.)

     In addition, the following agreements were approved for the Fund:

     1) An interim investment advisory agreement between the Fund and Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins') containing substantially the same terms, conditions and fees as the previous investment advisory agreement with Kidder Peabody Asset Management, Inc. ('KPAM').

     The votes were as follows:

       All Shares Voting as a Single Class
 -----------------------------------------------
  Shares        Shares              Shares
 Voted For   Voted Against    Withhold Authority
 ---------   -------------    ------------------
 2,328,764       48,452             126,098

     2) An interim investment sub-advisory agreement with the Fund's current investment sub-adviser containing substantially the same terms, conditions and fees as its previous investment sub-advisory agreement with that investment sub-adviser.

     The votes were as follows:

       All Shares Voting as a Single Class
 -----------------------------------------------
  Shares        Shares              Shares
 Voted For   Voted Against    Withhold Authority
 ---------   -------------    ------------------
 2,325,693       47,355             130,266

MITCHELL HUTCHINS/KIDDER, PEABODY SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     3) A new investment advisory and administration agreement between the Fund and Mitchell Hutchins containing the same fees and substantively similar material terms and conditions as the previous investment advisory agreement with KPAM to commence on the termination of the interim agreement.

     The votes were as follows:

       All Shares Voting as a Single Class
 -----------------------------------------------
  Shares        Shares              Shares
 Voted For   Voted Against    Withhold Authority
 ---------   -------------    ------------------
 2,325,967       50,312             127,035

     4) A new investment sub-advisory agreement with the Fund's current investment sub-adviser containing substantially the same terms, conditions and fees as its previous investment sub-advisory agreement with that investment sub-adviser.

     The votes were as follows:

       All Shares Voting as a Single Class
 -----------------------------------------------
  Shares        Shares              Shares
 Voted For   Voted Against    Withhold Authority
 ---------   -------------    ------------------
 2,347,750       26,908             128,655

     Broker non-votes and absentions are included within the 'Shares Withhold Authority' totals.

--------------------------------------

TRUSTEES

David J. Beaubien
William W. Hewitt, Jr.
Thomas R. Jordan
Frank P.L. Minard
Carl W. Schafer
--------------------------------------

OFFICERS

Margo N. Alexander
President

Victoria E. Schonfeld
Vice President

Dianne E. O'Donnell
Vice President and Secretary

Julian F. Sluyters
Vice President and Treasurer
--------------------------------------

INVESTMENT ADVISER,
ADMINISTRATOR
AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019
--------------------------------------

INVESTMENT SUB-ADVISER

George D. Bjurman & Associates
10100 Santa Monica Boulevard
Los Angeles, California 90067
--------------------------------------

This report is not to be used in
connection with the offering of shares
of the Fund unless accompanied or
preceded by an effective prospectus.

A prospectus containing more complete
information for any of the funds
listed on the back cover can be
obtained from a PaineWebber investment
executive or correspondent firm. Read
the prospectus carefully before
investing.